SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [     ]

Check the appropriate box:

[	]	Preliminary Proxy Statement
[	]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[	]	Definitive Proxy Statement
[ X ]		Definitive Additional Materials
[	]	Soliciting Material Under Rule 14a-12
NESS TECHNOLOGIES, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to

Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[	]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Please note that there was a misprint in our Proxy Statement filed with the Securities and Exchange Commission on April 28, 2006. The 2005 bonus for Tuvia Feldman, our Chief Operating Officer, was $200,000, not $125,000 as previously disclosed. Set forth below is the corrected summary compensation information for Mr. Feldman.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)(1)	Securities Underlying Options (#)	All Other Compensation ($)(2)
Tuvia Feldman	2005	196,437	200,000	6,736	—	25,740
Chief Operating Officer	2004	196,891	112,000	24,753	25,176	26,410
	2003	194,033	185,615	48,091	57,544	21,969

(1)	Includes car and telephone allowances.
(2)	Includes contributions to managers insurance and to an education fund.